SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2004

Fog Cutter Capital Group Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 SW Jefferson Street, Portland, OR		97201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

The following exhibit is filed as part of this report:

99                                    Press Release Dated May 12, 2004 – “Fog Cutter Capital Group Inc. Reports First Quarter 2004 Operating Results”

Item 12.    Disclosure of Results of Operations and Financial Condition.

On May 12, 2004, Fog Cutter Capital Group Inc. (Nasdaq: FCCG)  issued an earnings release announcing the results of operations and financial condition for the three months ended March 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004

FOG CUTTER CAPITAL GROUP INC.

	By:	/s/ R. Scott Stevenson
R. Scott Stevenson
Senior Vice President and Chief
Financial Officer